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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): July 31, 2002

                               ION NETWORKS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


        Delaware                       000-13117                 22-2413505
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(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
        of Incorporation)                                    Identification No.)


     1551 South Washington Avenue
        Piscataway, New Jersey                                 08854
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(Address of Principal Executive Offices)                     (Zip Code)


 (Registrant's telephone number, including area code):   (732) 529-0100



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.
         ------------

         On July 31, 2002, ION Networks, Inc. (the "Company"), issued a press release announcing its results for fiscal first quarter ended June 30, 2002.

         A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.
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         Exhibit No.                Description
         -----------                -----------

            99.1 Press Release of the Company, dated July 31, 2002, announcing its results for fiscal first quarter ended June 30, 2002.

                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 6, 2002                          ION NETWORKS, INC.


                                                  By:  /s/ Ted Kaminer
                                                     ---------------------------
                                                     Ted Kaminer
                                                     Chief Financial Officer

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                                  EXHIBIT INDEX

    Exhibit No.                Description
    ----------                 -----------

       99.1                    Press Release of the Company dated July 31, 2002.